SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 19, 2004

Date of Report (Date of Earliest Event Reported)

RAVEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Commission File: 0-3136

South Dakota	46-0246171

(State of incorporation)	(IRS Employer Identification No.)

205 East 6th Street P.O. Box 5107 Sioux Falls, SD 57117-5107

(Address of principal executive offices)

(605) 336-2750

(Registrant’s telephone number including area code)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Press Release

Item 12. Results of Operations and Financial Condition

     Incorporated by reference is a press release issued by the Registrant on August 19, 2004 regarding earnings for the second quarter of fiscal year 2005, attached as Exhibit 99. The information filed in this current report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and Section 11 of the Securities Act of 1933 or otherwise subject to the liabilities of those sections. Furnishing this current report on Form 8-K does not constitute an admission by Raven Industries, Inc. as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 12.

Exhibit
99	Raven Industries, Inc. press release dated August 19, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Raven Industries, Inc.
/s/ Thomas Iacarella
Thomas Iacarella
Vice President and Chief Financial Officer

Date: August 19, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99	Raven Industries, Inc. press release dated August 19, 2004

3